UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2012

McMoRan Exploration Co.

(Exact name of registrant as specified in its charter)

Delaware	001-07791	72-1424200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1615 Poydras Street New Orleans, Louisiana		70112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (504) 582-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

MMR Merger Agreement

On December 5, 2012, McMoRan Exploration Co. (“MMR”) entered into an Agreement and Plan of Merger (the “MMR Merger Agreement”), by and among MMR, Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (“FCX”), and INAVN Corp., a Delaware corporation and wholly owned subsidiary of FCX (“MMR Merger Sub”), pursuant to which MMR Merger Sub will merge with and into MMR, with MMR surviving the merger as a wholly owned subsidiary of FCX (the “MMR Merger”). The MMR Merger Agreement has been approved by the board of directors of each of FCX and MMR, and was recommended to the respective board of directors of each of MMR and FCX by a special committee of independent directors.

Subject to the terms and conditions of the MMR Merger Agreement, at the effective time of the MMR Merger, each outstanding share of common stock of MMR will be converted into the right to receive $14.75 in cash, without interest, and 1.15 units of a royalty trust to be created prior to the closing of the MMR Merger that will be entitled to a 5% gross overriding royalty interest in hydrocarbons produced from certain MMR shallow water, ultra deep Gulf of Mexico prospects. No fractional royalty trust units will be issued in the MMR Merger, and MMR stockholders will receive cash in lieu of fractional units, if any.

Pursuant to the terms of the MMR Merger Agreement, each outstanding and unexercised MMR stock option as of the closing of the MMR Merger will convert into a stock option relating to shares of FCX common stock on the same terms and conditions as the MMR stock option immediately prior to closing , adjusted to reflect the exchange ratio between the trading price of MMR common stock and FCX common stock. Each outstanding restricted stock unit of MMR as of the closing of the MMR Merger will convert into an RSU relating to FCX common stock, adjusted to reflect the exchange ratio between the trading price of MMR common stock and FCX common stock, with each adjusted RSU subject to the same terms and conditions as the MMR RSU prior to closing. Each other equity-based right, whether contingent or accrued, to receive shares of MMR common stock (or cash based on the value of a number of shares granted under a MMR deferred compensation plan outstanding immediately prior to the closing), other than options or RSUs outstanding at the closing of the MMR Merger will, as of closing, be converted into the right to receive (or to be credited with) such number of shares of, or other payments based on, FCX common stock, adjusted to reflect the exchange ratio between the trading price of MMR common stock and FCX common stock and subject to the same terms and conditions as the MMR award prior to closing. Notwithstanding the foregoing, concurrently with the execution of the MMR Merger Agreement, each of the executive officers of MMR waived his or her contractual right to accelerated vesting as a result of the MMR Merger.

Consummation of the MMR Merger is subject to the approval of the MMR Merger Agreement by MMR’s stockholders, both by (i) a majority of the outstanding shares of MMR common stock (the “MMR Merger Approval”) and (ii) a majority of the outstanding shares of MMR common stock, excluding shares owned by FCX and its subsidiaries, Plains Exploration & Production Company, a Delaware corporation (“PXP”) and its subsidiaries, and certain officers and/or directors of MMR and FCX (the “Disinterested Stockholder Approval”), and the approval by a majority of the outstanding shares of MMR common stock of an amendment to MMR’s certificate of incorporation to exempt FCX from certain interested stockholder provisions (the “Charter Amendment Approval” and together with the MMR Merger Approval and Disinterested Stockholder Approval, the “MMR Stockholder Approval”). In addition, the MMR Merger is subject to other customary closing conditions, including expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Each party’s obligation to complete the MMR Merger is also subject to the accuracy of representations and warranties of, and compliance with covenants by, the other party, in each case as set forth in the MMR Merger Agreement.

MMR and FCX have made customary representations, warranties and covenants in the MMR Merger Agreement, including, among other things, covenants by MMR (i) with respect to the conduct of its business during the interim period between the execution of the MMR Merger Agreement and consummation of the MMR Merger and (ii) not to engage in certain kinds of transactions during such period. MMR has also agreed not to directly or indirectly solicit competing acquisition proposals or, subject to certain exceptions with respect to unsolicited proposals, to enter into discussions concerning, or provide confidential information in connection with, any alternative business combinations.

The MMR Merger Agreement contains certain termination rights for both MMR and FCX, including, but not limited to, in the event that (i) the MMR Merger is not consummated by June 5, 2013 (subject to extension by either party up to September 5, 2013 if all conditions other than those related to regulatory approvals and the absence of injunctions have been satisfied), (ii) the MMR Stockholder Approval is not obtained, (iii) an injunction permanently restraining, enjoining or otherwise prohibiting the consummation of the MMR Merger becomes final and nonappealable, (iv) either party breaches its obligations or representations in a manner that cannot be cured by the termination date of the MMR Merger Agreement, or (v) MMR changes its recommendation to stockholders to adopt the MMR Merger Agreement. The MMR Merger Agreement further provides that, upon termination of the MMR Merger Agreement under specified circumstances, MMR would be required to pay FCX a termination fee of $98 million or up to $19.5 million in reimbursement of FCX’s transaction expenses.

The MMR Merger Agreement contains representations and warranties that the parties have made to each other as of specific dates. Except for their status as contractual documents that establish and govern the legal relations among the parties to the MMR Merger Agreement described therein, the MMR Merger Agreement is not intended to be a source of factual, business or operational information about any of the parties thereto. The representations and warranties contained in the MMR Merger Agreement were made only for purposes of the MMR Merger Agreement and as of specific dates, were solely for the benefit of the parties to such MMR Merger Agreement, and may be subject to limitations agreed between those parties, including being qualified by disclosures between those parties. The representations and warranties in the MMR Merger Agreement may have been made to allocate risks among the parties thereto, including where the parties do not have complete knowledge of all facts, instead of establishing matters as facts. Furthermore, those representations and warranties may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. The assertions embodied in such representations and warranties are qualified by information contained in disclosure schedules to the MMR Merger Agreement that the parties exchanged in connection with the execution of the MMR Merger Agreement. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the MMR Merger Agreement and are modified in important part by the underlying disclosure letters. Moreover, information concerning the subject matter of such representations and warranties may change after the date of each respective merger agreement, which subsequent information may or may not be fully reflected in MMR’s or FCX’s public disclosures.

Voting and Support Agreement

On December 5, 2012, MMR, FCX and Plains Exploration & Production Company, a Delaware corporation (“PXP”), entered into a Voting and Support Agreement (the “Support Agreement”) with respect to the MMR Merger, which generally requires that PXP, in its capacity as a stockholder of MMR, vote all of its shares of MMR common stock in favor of the MMR Merger and the related amendment to the MMR certificate of incorporation and against alternative transactions and generally prohibits PXP from transferring its shares of MMR common stock prior to the consummation of the MMR Merger. The Support Agreement will terminate upon the earlier of (i) the consummation of the MMR Merger, (ii) the termination of the MMR Merger Agreement in accordance with its terms, or (iii) any breach by FCX of its obligations under the PXP Merger Agreement not to change the merger consideration or materially amend any material provision of the MMR Merger Agreement or terminate the MMR Merger Agreement, without the prior written consent of PXP.

The MMR Merger Agreement and the Support Agreement are attached hereto as Exhibit 2.1 and Exhibit 10.1, respectively, and are incorporated herein by reference. The descriptions of the MMR Merger Agreement and the Support Agreement set forth above do not purport to be complete and each is qualified in its entirety by reference to the provisions of the MMR Merger Agreement and the Support Agreement as applicable.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The Exhibits included as part of this Current Report are listed in the attached Exhibit Index.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements concerning the proposed transactions between FCX, MMR and PXP, the financial and business impact of such transactions, management’s beliefs and objectives with respect thereto, and management’s current expectations for future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. It is uncertain whether the events anticipated will transpire, or if they do occur what impact they will have on the results of operations and financial condition of FCX, MMR, PXP or of the combined company. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including but not limited to the ability of the parties to satisfy the conditions precedent and consummate either or both of the proposed transactions, the timing of consummation of either or both of the proposed transactions, the ability of the parties to secure regulatory approvals in a timely manner or on the terms desired or anticipated, the ability of FCX to integrate the acquired operations, the ability to implement the anticipated business plans following closing and achieve anticipated benefits and savings, and the ability to realize opportunities for growth. Other important economic, political, regulatory, legal, technological, competitive and other uncertainties are identified in the documents filed with the Securities and Exchange Commission (the “SEC”) by FCX, MMR and PXP from time to time, including their respective Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and Current Reports on Form 8-K. The forward-looking statements including in this press release are made only as of the date hereof. Neither FCX, MMR nor PXP undertakes any obligation to update the forward-looking statements included in this press release to reflect subsequent events or circumstances.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed transaction, the royalty trust formed in connection with the transaction will file with the SEC a registration statement on Form S-4 that will include a proxy statement of MMR that also constitutes a prospectus of the royalty trust. MMR, the royalty trust and FCX also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by MMR, the royalty trust and FCX with the SEC at the SEC’s website at www.sec.gov. In addition, you will be able to obtain free copies of these documents by phone, e-mail or written request by contacting the investor relations department of MMR or FCX at the following:

McMoRan Exploration Co.	Freeport-McMoRan Copper & Gold Inc.
1615 Poydras St. New Orleans, LA 70112 Attention: Investor Relations Phone: (504) 582-4203	333 N. Central Ave. Phoenix, AZ 85004 Attention: Investor Relations Phone: (602) 366-8400 Email: ir@fmi.com

PARTICIPANTS IN THE SOLICITATION

MMR and FCX and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about MMR’s directors and executive officers is available in MMR’s proxy statement dated April 27, 2012, for its 2012 Annual Meeting of Stockholders. Information about FCX’s directors and executive officers is available in FCX’s proxy statement dated April 27, 2012, for its 2012 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from MMR or FCX using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McMoRan Exploration Co.

By:	/s/ Nancy D. Parmelee
Nancy D. Parmelee
Senior Vice President, Chief Financial Officer and Secretary
(authorized signatory and Principal
Financial Officer)

Date: December 6, 2012

McMoRan Exploration Co.

Exhibit Index

Exhibit Number

2.1	Agreement and Plan of Merger, dated as of December 5, 2012, by and among McMoRan Exploration Co., Freeport-McMoRan Copper & Gold Inc. and INAVN Corp. (schedules and exhibits omitted pursuant to 601(b)(2) of Regulation S-K).

10.1	Voting and Support Agreement dated as of December 5, 2012, by and between McMoRan Exploration Co., Plains Exploration & Production Company and Freeport-McMoRan Copper & Gold Inc.